Exhibit 10.1

FIRST AMENDMENT AND JOINDER TO CREDIT AGREEMENT

This FIRST AMENDMENT AND JOINDER TO CREDIT AGREEMENT (this “First Amendment”), dated as of May 23, 2013 (the “First Amendment Effective Date”), is entered into by and among RENAISSANCERE HOLDINGS LTD., a Bermuda company (the “Borrower”), the lenders party hereto (the “Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Fronting Bank, LC Administrator and Administrative Agent.

RECITALS

A. The Borrower, the Lenders from time to time party thereto, and the Administrative Agent are parties to a Credit Agreement, dated as of May 17, 2012 (including the Schedules and Exhibits thereto, the “Credit Agreement”), pursuant to which the Lenders party thereto have made available to the Borrower a revolving credit facility in the aggregate principal amount of $150,000,000 for the making of revolving loans to the Borrower and the issuance of Letters of Credit for the account of the Borrower and its Subsidiaries. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

B. The Borrower has requested certain amendments to the Credit Agreement to (i) terminate the Commitments of the Lenders to issue Letters of Credit under the Credit Agreement and (ii) increase the aggregate principal amount of the Commitments of the Lenders to make Loans to the Borrower from $150,000,000 to $250,000,000. The Administrative Agent and the Lenders have agreed to make such amendments on the terms and conditions set forth herein.

STATEMENT OF AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

AMENDMENTS TO CREDIT AGREEMENT

1.1 Termination of Letter of Credit Commitments. There are no Letters of Credit issued and outstanding as of the First Amendment Effective Date. The Commitments of the Lenders to issue and/or participate in Letters of Credit pursuant to Section 2.1 of the Credit Agreement are hereby terminated, and no Letters of Credit shall hereafter be issued under the Credit Agreement. All references and specifically related provisions and conditions in the Credit Agreement and the other Loan Documents to Letters of Credit, the LC Administrator, LC Obligations, the Fronting Bank, Fronting Expenses, Issuer Documents and related definitions regarding the issuance of and outstanding Letters of Credit under the Credit Agreement shall hereafter be of no force and effect. For the avoidance of doubt, the Lenders’ Commitments to make Loans pursuant to Section 2.1 of the Credit Agreement shall remain in full force and effect.

1.2 Increase of Commitments.

(a) Schedule 2.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the Schedule 2.1 attached to this First Amendment.

(b) Section 2.11(a) of the Credit Agreement is hereby amended by deleting the reference to “$250,000,000” in such Section and replacing it with “$350,000,000”.

1.3 Other Amendments.

(a) Section 5.3(a) of the Credit Agreement is hereby amended by replacing the existing text thereof in its entirety with the following:

“The audited consolidated financial statements of the Borrower and its Subsidiaries for the Fiscal Year ending December 31, 2011 which have been delivered to the Lenders present fairly, in all material respects, in conformity with GAAP (except as disclosed therein), the consolidated financial position and consolidated results of operations of the Borrower and its Subsidiaries at such date for the period then ended and the investments and reserves for the period then ended.”

(b) Clauses (i) and (ii) of Section 6.1(a) of the Credit Agreement are hereby amended by replacing the existing text thereof in its entirety with the following:

“(i) Within 50 days after the close of each of the first three Fiscal Quarters of each Fiscal Year of the Borrower, commencing with the Fiscal Quarter ending March 31, 2012, a copy of the unaudited consolidated balance sheet of the Borrower and its Subsidiaries, as of the close of such quarter and the related consolidated statements of income, cash flows and changes in shareholders’ equity for that portion of the Fiscal Year ending as of the close of such Fiscal Quarter, all prepared in accordance with GAAP (subject to normal year-end adjustments and except that footnote and schedule disclosure may be abbreviated) and, with respect to Material Subsidiaries (other than RIHL and RIHL II), the related unaudited consolidating balance sheets and statements of income for such period and accompanied by the certification of the chief executive officer, chief financial officer, treasurer or controller of the Borrower that all such financial statements present fairly, in all material respects, in conformity with GAAP (subject to normal year-end adjustments and except that footnote and schedule disclosure may be abbreviated), the financial position and results of operations of the Borrower and its Subsidiaries as at the end of such Fiscal Quarter and for the period then ended.

(ii) Within 95 days after the close of each Fiscal Year, a copy of the annual financial statements of the Borrower and its Subsidiaries, consisting of audited consolidated balance sheet, statements of income, cash flows and changes in shareholders’ equity, which financial statements shall be prepared in accordance with GAAP, and accompanied by a certification without material qualification by the independent certified public accountants regularly retained by the Borrower, or any other firm of independent certified public accountants of recognized national standing selected by the Borrower and reasonably acceptable to the Required Lenders that all such audited financial statements present fairly, in all material respects, in conformity with GAAP, the financial position and results of operations and cash flows of the Borrower and its Subsidiaries as at the end of such Fiscal Year and for the period then ended and, with respect to Material Subsidiaries (other than RIHL and RIHL II), unaudited consolidating balance sheets and statements of income, setting forth in comparative form the consolidated figures for the previous Fiscal Year, which consolidating financial statements shall be prepared in accordance with GAAP.”

(c) Section 6.1(b) of the Credit Agreement is hereby amended by replacing the existing text thereof in its entirety with the following:

“SAP Financial Statements. Within 5 days after the date filed with the Regulator for each of its Fiscal Years, but in any event within 125 days after the end of each Fiscal Year of each Material Insurance Subsidiary a copy of the Annual Statement of such Material Insurance Subsidiary for such Fiscal Year, if any, required by such Department to be filed, each of which statements delivered to be prepared in accordance with SAP and accompanied by the certification of the chief financial officer or chief executive officer of such Material Insurance Subsidiary that such financial statement presents fairly, in all material respects, in conformity with SAP, the financial position of such Material Insurance Subsidiary for the period then ended.”

(d) Exhibit B (Compliance Certificate) to the Credit Agreement is hereby replaced in its entirety with a new Exhibit B, the text of which is attached as Annex 1 to this First Amendment.

ARTICLE II

NEW LENDER

2.1 Joinder of New Lender. There are no Loans drawn and outstanding as of the First Amendment Effective Date. Effective on the First Amendment Effective Date, HSBC Bank Bermuda Limited (the “New Lender”) shall become, and shall be deemed to be, a party to and a “Lender” under the Credit Agreement, with all the rights and obligations of a Lender under the Credit Agreement, and with a Commitment amount as set forth on Schedule 2.1 to this First Amendment, and shall be bound by all of the terms and provisions applicable to Lenders under the Credit Agreement.

ARTICLE III

CONDITIONS OF EFFECTIVENESS

3.1 This First Amendment shall become effective as of the First Amendment Effective Date when, and only when, each of the following conditions precedent shall have been satisfied:

(a) The Administrative Agent shall have received an executed counterpart of this First Amendment from the Borrower, Fronting Bank, LC Administrator and each of the Lenders (including the New Lender);

(b) The Administrative Agent shall have received a legal opinion from (i) Willkie Farr & Gallagher LLP, New York counsel to the Borrower, (ii) Stephen Weinstein, general counsel to the Borrower, and (iii) Conyers Dill & Pearman Limited, Bermuda counsel to the Borrower, in each case addressing such matters as the Administrative Agent may reasonably request;

(c) The Administrative Agent shall have received a certificate, signed by an Executive Officer of the Borrower, in form and substance reasonably satisfactory to the Administrative Agent, certifying that (A) all representations and warranties of the Borrower contained in Article V of the Credit Agreement and in the other Loan Documents (including the representations and warranties set forth in Article IV hereof) are true and correct (if qualified as to materiality) or true and correct in all material respects (if not so qualified) on and as of the First Amendment Effective Date, both immediately before and after giving effect to this First Amendment (except to the extent any such representation or warranty speaks as of a specific date, in which case such representation or warranty shall be true and correct (if qualified as to materiality) or true and correct in all material respects (if not so qualified) on and as of such date), and except that for purposes of this First Amendment, the representations and warranties contained in Section 5.3(a) of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to Section 6.1(a)(ii) of the Credit Agreement, and (B) no Default or Event of Default has occurred and is continuing, both immediately before and after giving effect to this First Amendment;

(d) The Administrative Agent shall have received a certificate of the secretary, an assistant secretary or other appropriate officer of the Borrower, in form and substance reasonably satisfactory to the Administrative Agent, certifying (i) that attached thereto is a true and complete copy of the Borrower’s Organization Documents as in effect on the date on which the resolutions referred to in clause (ii) below were adopted and on the First Amendment Effective Date, (ii) that attached thereto is a true and complete copy of resolutions adopted by the board of directors (or similar governing body) of the Borrower, authorizing the execution, delivery and performance of this First Amendment, and (iii) as to the incumbency and genuineness of the signature of each officer of the Borrower executing this First Amendment, and attaching all such copies of the documents described above;

(e) The Borrower shall have paid all fees and interest accrued under the Credit Agreement that are due and payable as of the First Amendment Effective Date; and

(f) The Borrower shall have paid all fees due and payable as of the First Amendment Effective Date under the fee letter, dated as of April 25, 2013, among the Borrower, the Administrative Agent and Wells Fargo Securities, LLC.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

To induce the Administrative Agent and the Lenders to enter into this First Amendment, the Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

4.1 Authorization; Enforceability. The execution, delivery and performance by the Borrower of this First Amendment are within its corporate powers and have been duly authorized by all necessary corporate action (including shareholder approval, if required). Each of this First Amendment and the other Loan Documents is the legal, valid, and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting creditors’ rights against the Borrower generally or by general equitable principles; provided that the Borrower assumes for purposes of this Section 4.1 that this First Amendment and the other Loan Documents have been validly executed and delivered by each of the parties hereto and thereto other than the Borrower.

4.2 Consents; No Violation. Each of the Borrower and its Material Subsidiaries has received all other material consents and approvals (if any shall be required) necessary for the execution, delivery and performance of this First Amendment, and such execution, delivery and performance do not and will not contravene or conflict with, or create a Lien or right of termination or acceleration under, any Requirements of Law or Contractual Obligation binding upon the Borrower or such Material Subsidiaries.

ARTICLE V

ACKNOWLEDGEMENT AND CONFIRMATION

The Borrower hereby confirms and agrees that, after giving effect to this First Amendment, and except as expressly amended hereby, the Credit Agreement and the other Loan Documents to which it is a party remain in full force and effect and enforceable against it in accordance with their respective terms and shall not be discharged, diminished, limited or otherwise affected in any respect. The Borrower represents and warrants to the Administrative Agent and the Lenders that as of the First Amendment Effective Date it has no knowledge of any existing claims, counterclaims, offsets, or defenses available to or otherwise exercisable by it against the Administrative Agent or any of the Lenders to or with respect to its obligations under the Loan Documents. The amendments contained herein shall not, in any manner, be construed to constitute payment of, or impair, limit, cancel or extinguish, or constitute a novation in respect of, the Obligations of the Borrower evidenced by or arising under the Credit Agreement and the other Loan Documents. This acknowledgement and confirmation by the Borrower is made and delivered to induce the Administrative Agent and the Lenders to enter into this First Amendment, and the Borrower acknowledges that the Administrative Agent and the Lenders would not enter into this First Amendment in the absence of the acknowledgement and confirmation contained herein.

ARTICLE VI

MISCELLANEOUS

6.1 Governing Law. This First Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York (including Sections 5-1401 and 5-1402 of the New York General Obligations Law, but excluding all other choice of law and conflicts of law rules).

6.2 Loan Document. As used in the Credit Agreement, “hereinafter,” “hereto,” “hereof,” and words of similar import shall, unless the context otherwise requires, mean the Credit Agreement after amendment by this First Amendment. Any reference to the Credit Agreement or any of the other Loan Documents herein or in any such documents shall refer to the Credit Agreement and Loan Documents as amended hereby. This First Amendment is limited to the matters expressly set forth herein, and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Credit Agreement except as expressly set forth herein. This First Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

6.3 Expenses. The Borrower shall (i) pay all reasonable documented fees and expenses of counsel to the Administrative Agent (other than fees and expenses incurred in connection with the amendments made pursuant to Section 1.1 of this First Amendment), and (ii) reimburse the Administrative Agent for all reasonable documented out-of-pocket costs and expenses, in each case, in connection with the preparation, negotiation, execution and delivery of this First Amendment and the other Loan Documents delivered in connection herewith.

6.4 Severability. To the extent any provision of this First Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this First Amendment in any jurisdiction.

6.5 Successors and Assigns. This First Amendment shall be binding upon, inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto.

6.6 Construction. The headings of the various sections and subsections of this First Amendment have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.

6.7 Counterparts; Integration. This First Amendment may be executed and delivered via facsimile or electronic mail with the same force and effect as if an original were executed and may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument. This First Amendment constitutes the entire contract among the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

[signatures follow]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their duly authorized officers as of the date first above written.

RENAISSANCERE HOLDINGS LTD.

By:	/s/ Todd R. Fonner
Name:	Todd R. Fonner
Title:	Senior Vice President, Chief
Investment Officer and
Treasurer

SIGNATURE PAGE TO

FIRST AMENDMENT AND JOINDER TO CREDIT AGREEMENT

LENDERS:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Fronting Bank, LC Administrator and Lender

	By:	/s/ Karen Hanke
	Name:	Karen Hanke
	Title:	Managing Director

SIGNATURE PAGE TO

FIRST AMENDMENT AND JOINDER TO CREDIT AGREEMENT

CITIBANK, N.A., as a Lender

By:	/s/ Richard Rivera
Name:	Richard Rivera
Title:	Vice President

SIGNATURE PAGE TO

FIRST AMENDMENT AND JOINDER TO CREDIT AGREEMENT

BARCLAYS BANK PLC

By:	/s/ Paras Patel
Name:	Paras Patel
Title:	Authorized Signatory

SIGNATURE PAGE TO

FIRST AMENDMENT AND JOINDER TO CREDIT AGREEMENT

THE BANK OF NEW YORK MELLON

By:	/s/ Michael Pensari
Name:	Michael Pensari
Title:	Managing Director

SIGNATURE PAGE TO

FIRST AMENDMENT AND JOINDER TO CREDIT AGREEMENT

HSBC BANK BERMUDA LIMITED

By:	/s/ Matthew Living
Name:	Matthew Living
Title:	Head of FIG

By:	/s/ Louise Twiss West
Name:	Louise Twiss West
Title:	Global Relationship Manager, FIG

SIGNATURE PAGE TO

FIRST AMENDMENT AND JOINDER TO CREDIT AGREEMENT